SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         Equivantage Home Equity Loan Trust
1996-1
                         (Registrant)

                         By:  Norwest Bank of Minnesota,
N.A.


                         Name:     Kris Solie - Johnson

                         Title:    Corporate Trust Officer



EquiVantage Home Equity Loan Trust 1996-01
Norwest Bank Minnesota, N.A.
Contact:                             Reid Denny
Securities Administration Services
Reporting   Month:      February 1996
Phone:                           (410) 884-2085
11000 Broken Land Parkway
Distribution Date:     March 25, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Cover Page

                          Report Name
Report Number

____________________________________________________________
__                              ________________

                          Series Structure Summary
1

                          Class Distribution Summary
2

                          Class Distribution Per 1,000 of
Original Balance
3

                          Class Principal Distribution
4

                          Class Interest Distribution
5

                          Fund Account Summary
6

                          Loss/Delinquency Detail
7

                          Collateral Summary
8

                          Credit Enhancement Summary
9





















Notes:
**Contact InvestorDirect (SM) at (800) 605-4167 to obtain additional collateral and security information.



EquiVantage Home Equity Loan Trust 1996-01
Norwest Bank Minnesota, N.A.
Contact:                             Reid Denny
Securities Administration Services
Reporting   Month:      February 1996
Phone:                           (410) 884-2085
11000 Broken Land Parkway
Distribution Date:     March 25, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Series Structure Summary


Aggregate Realized                             Aggregate
Ending
         Class
Original Principal                     Losses Principal
Aggregate Interest      Undistributed      Principal
Class    Description    Principal Type   Interest Type
Balance Pass Through Rate  Balance Reduction
Shortfall          Principal         Factor
____________________________________________________________
____________________________________________________________
_______________________________________________
A        Senior         Pass Through     Variable
75,005,000.00       6.55000000%               0.00
0.00               0.00   0.9766390271
R        Residual       Residual         Residual
0.00       0.00000000%               0.00               0.00
0.00   0.0000000000
SUB.     Subordinate    Support          Accretion
4,579.76   62207.66197355%               0.00
0.00               0.00  52.8397186752
____________________________________________________________
____________________________________________________________
_______________________________________________
Totals
75,009,579.76                                 0.00
0.00               0.00   0.9798055621







































Report  1
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Page  1 of  1



                                                 EquiVantage
Home Equity Loan Trust 1996-01
Norwest Bank Minnesota, N.A.
Contact:                             Reid Denny
Securities Administration Services
Reporting   Month:      February 1996                Phone:
(410) 884-2085
11000 Broken Land Parkway
Distribution Date:     March 25, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Class Distribution Summary


Beginning
Principal             Ending
                              Pass Through
Principal     Total Interest    Total Principal
Balance          Principal              Total
Class      Record Date                Rate
Balance       Distribution       Distribution
Reduction            Balance       Distribution
____________________________________________________________
____________________________________________________________
____________________________________
A          02/29/1996          6.55000000%
75,005,000.00         409,402.29       1,752,189.77
0.00      73,252,810.23       2,161,592.06
R          02/29/1996          0.00000000%
0.00               0.00               0.00
0.00               0.00               0.00
SUB.       02/29/1996      62207.66197355%
4,579.76               0.00               0.00
0.00         241,993.23               0.00
____________________________________________________________
____________________________________________________________
____________________________________
Totals
75,009,579.76         409,402.29       1,752,189.77
0.00      73,494,803.46       2,161,592.06







































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                                             EquiVantage
Home Equity Loan Trust 1996-01
Norwest Bank Minnesota, N.A.
Contact:                             Reid Denny
Securities Administration Services              Reporting
Month:      February 1996             Phone:
(410) 884-2085
11000 Broken Land Parkway                       Distribution
Date:     March 25, 1996             InvestorDirect:
(800) 605-4167
Columbia, MD 21044-7800

                                          Class Distribution
Per 1,000 of Original Balance


Total Other
                                                       Total
Interest       Scheduled       Principal Total Principal
Principal          Ending

Distribution       Principal    Distribution    Distribution
Balance       Principal
Class            Cusip               Original Balance
Factor          Factor          Factor          Factor
Reduction          Factor
____________________________________________________________
____________________________________________________________
_____________________________
A                29476YAF6              75,005,000.00
5.45833331      0.84060476     19.35506620     23.36097287
0.00000000    0.9766390271
R                N/A                             0.00
N/A             N/A             N/A             N/A
N/A             N/A
SUB.             N/A                         4,579.76
0.00000000      0.00000000      0.00000000      0.00000000
0.00000000   52.8397186752
____________________________________________________________
____________________________________________________________
_____________________________
Totals                                  75,009,579.76
0.9798055621






































Report  3
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Page  1 of  1




EquiVantage Home Equity Loan Trust 1996-01
Norwest Bank Minnesota, N.A.
Contact:                             Reid Denny
Securities Administration Services
Reporting   Month:      February 1996
Phone:                           (410) 884-2085
11000 Broken Land Parkway
Distribution Date:     March 25, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Class Principal Distribution

                   Beginning
Principal           Ending          Current
                   Principal        Scheduled
Unscheduled                             Other  Total
Principal          Balance        Principal    Undistributed
Class                Balance        Principal
Principal        Accretion        Principal     Distribution
Reduction*          Balance        Principal
____________________________________________________________
____________________________________________________________
____________________________________________
A              75,005,000.00        63,049.56
1,451,726.74       237,413.47             0.00
1,752,189.77             0.00    73,252,810.23
0.00
R                       0.00             0.00
0.00             0.00             0.00             0.00
0.00             0.00             0.00
SUB.                4,579.76             0.00
0.00     (237,413.47)             0.00             0.00
0.00       241,993.23             0.00
____________________________________________________________
____________________________________________________________
____________________________________________
Totals         75,009,579.76        63,049.56
1,451,726.74             0.00             0.00
1,752,189.77             0.00    73,494,803.46
0.00


*Principal Balance Reduction

Realized Losses Principal Balance Reduction
0.00
Negative Amortization Principal Balance Reduction
0.00
Other
0.00


























Notes:
Accretion Amount represents the Subordination Increase
Amount.




Report  4
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EquiVantage Home Equity Loan Trust 1996-01
Norwest Bank Minnesota, N.A.
Contact:                             Reid Denny
Securities Administration Services
Reporting   Month:      February 1996
Phone:                           (410) 884-2085
11000 Broken Land Parkway
Distribution Date:     March 25, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Class Interest Distribution

                                     Beginning
Negative                            Ending
                                    Principal/
Interest                                       Amortization
Principal/
                                      Notional
Interest       Shortfall/                             Other
Interest   Total Interest         Notional
Class       Pass-Through Rate          Balance
Accrual       (Recovery)        Accretion         Interest
Reduction     Distribution          Balance
____________________________________________________________
____________________________________________________________
_____________________________________________
A                 6.55000000%    75,005,000.00
409,402.29             0.00             0.00
0.00             0.00       409,402.29    73,252,810.23
R                 0.00000000%             0.00
0.00             0.00             0.00             0.00
0.00             0.00             0.00
SUB.          62207.66197355%         4,579.76
237,413.47             0.00       237,413.47
0.00             0.00             0.00       241,993.23
____________________________________________________________
____________________________________________________________
_____________________________________________
Totals
646,815.76             0.00       237,413.47
0.00             0.00       409,402.29






































Report  5
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EquiVantage Home Equity Loan Trust 1996-01
Norwest Bank Minnesota, N.A.
Contact:                             Reid Denny
Securities Administration Services
Reporting   Month:      February 1996
Phone:                           (410) 884-2085
11000 Broken Land Parkway
Distribution Date:     March 25, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Fund Account Summary

____________________________________________________________
____________________________________________________________
______________________________________________________

Proceeds Account
   Beginning Balance
0.00

   DEPOSITS:
WITHDRAWALS:
    Interest Net of Servicing Fee                 659,322.96
Interest Payments                                409,402.29
    Scheduled Principal                            63,049.56
Scheduled Principal Payment                       63,049.56
    Other Principal                             1,451,726.74
Other Principal Payments                       1,689,140.21
    Negative Amortization                               0.00
Reserve Fund 1                                         0.00
    Deposits from Reserve Fund                          0.00
Fees and Expenses                                 12,507.20
    Gain/Loss Adjustment                                0.00
Other Withdrawals                                      0.00
    Other Deposits                                      0.00

   Total Deposit
2,174,099.26                Total Withdrawals
2,174,099.26


Ending Balance
0.00
____________________________________________________________
____________________________________________________________
______________________________________________________






























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EquiVantage Home Equity Loan Trust 1996-01
Norwest Bank Minnesota, N.A.
Contact:                             Reid Denny
Securities Administration Services
Reporting   Month:      February 1996
Phone:                           (410) 884-2085
11000 Broken Land Parkway
Distribution Date:     March 25, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Loss/Delinquency Detail

                  Current         Current         Current
Current           Total       Aggregate       Aggregate
Aggregate       Aggregate           Total
                    Fraud      Bankruptcy  Special Hazard
Credit         Current           Fraud      Bankruptcy
Special Hazard          Credit       Aggregate
Pool #             Losses          Losses          Losses
Losses          Losses          Losses          Losses
Losses          Losses          Losses
____________________________________________________________
____________________________________________________________
_________________________________________________

X                    0.00            0.00            0.00
0.00            0.00            0.00            0.00
0.00            0.00            0.00
____________________________________________________________
____________________________________________________________
_________________________________________________
Totals               0.00            0.00            0.00
0.00            0.00            0.00            0.00
0.00            0.00            0.00





____________________________________________________________
____________________________________________________________
________________________________________
             30  Days  Delinquent    60  Days  Delinquent
90  Days  Delinquent             Foreclosures
REO's                      Totals
               Number       Balance    Number       Balance
Number       Balance    Number       Balance    Number
Balance    Number            Balance
X                   7    297,938.01         0          0.00
0          0.00         1     85,090.00         0
0.00         8         383,028.01
____________________________________________________________
____________________________________________________________
________________________________________
Totals              7    297,938.01         0          0.00
0          0.00         1     85,090.00         0
0.00         8         383,028.01





























Report  7
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                                              EquiVantage
Home Equity Loan Trust 1996-01
Norwest Bank Minnesota, N.A.
Contact:                             Reid Denny
Securities Administration Services               Reporting
Month:      February 1996              Phone:
(410) 884-2085
11000 Broken Land Parkway
Distribution Date:     March 25, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Collateral Summary


Total|              Pool X

____________________________________________________________
_____________________________________________
Monthly P&I Constant
728,406.34|          728,406.34

|
Positive Amortization
63,049.56|           63,049.56
Negative Amortization
0.00|                0.00
Regular Curtailments
3,068.74|            3,068.74
Regular Curtailment Interest
0.00|                0.00
Prepaid Curtailments
1,448,658.00|        1,448,658.00
Prepaid Curtailment Interest
0.00|                0.00
Liquidations
0.00|                0.00
Principal Adjustments
0.00|                0.00
   Total Principal Trust Distribution
1,514,776.30|        1,514,776.30

|
Scheduled Interest
665,356.78|          665,356.78
Servicing Fee
6,033.82|            6,033.82
Master Servicing Fee
2,708.50|            2,708.50
Spread
0.00|                0.00
     Total Pass-Through Interest
646,815.76|          646,815.76

|
Beginning Balance
75,009,579.76|       75,009,579.76
Ending Balance
73,494,803.46|       73,494,803.46
Gross P&I Distribution
2,174,099.26|        2,174,099.26
Realized Losses/(Gains)
0.00|                0.00
Net P&I Trust Distribution
2,174,099.26|        2,174,099.26

|
Beginning Loan Count
1291|                1291
Number of Loan Payoffs
20|                  20
Ending Loan Count
1271|                1271

|
Weighted Average Maturity
249.0000000000|      249.0000000000
Weighted Average Gross Rate
10.644348860%|       10.644348864%
Weighted Average Net Rate
10.547820080%|       10.547820084%
Weighted Average Pass-Through Rate
10.347730440%|       10.347730440%
Weighted Average Margin
0.000000000%|        0.000000000%

|
Advances on Delinquencies
|
  Current Period Principal
0.00|                0.00
  Current Period Interest
530,513.71|          530,513.71

|

|







Report  8
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EquiVantage Home Equity Loan Trust 1996-01
Norwest Bank Minnesota, N.A.
Contact:                             Reid Denny
Securities Administration Services
Reporting   Month:      February 1996
Phone:                           (410) 884-2085
11000 Broken Land Parkway
Distribution Date:     March 25, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Credit Enhancement Summary


Initial         Current         Current
Current         Current            Current

Coverage          Period          Period      Cumulative
Coverage        Coverage               Pool
Type/Purpose
Amount          Losses       Additions          Losses
Percentage          Amount            Balance
____________________________________________________________
____________________________________________________________
___________________________________________
Subordination
4,579.76            0.00            0.00            0.00
0.32926577%      241,993.23      73,494,803.46





                             Principal
                          Distribution
Scheduled   Unscheduled
                                Amount    Percentage
Payment       Payment

___________________________________________________________
Senior                    1,514,776.30 100.00000000%
100.00000000% 100.00000000%
Subordinate                       0.00   0.00000000%
0.00000000%   0.00000000%
































Report  9
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